Dow Jones   Investor   Day   September 2020

Cautionary Statement   This presentation contains statements that constitute “forward-looking statements” within the meaning of Section 21E of the Exchange   Act and Section 27A of the Securities Act of 1933, as amended. All statements that are not statements of historical fact are forward-   looking statements.      The words “expect,” “estimate,” “anticipate,” “predict,” “believe” and similar expressions and variations thereof are intended to identify   forward-looking statements. These statements appear in a number of places in this presentation and include statements regarding the   intent, belief or current expectations of News Corporation and Dow Jones and its and their management with respect to, among other   things, trends affecting the ﬁnancial condition or results of operations of News Corporation and Dow Jones, their strategy and strategic   initiatives, market potential, trends and opportunities, future performance and other events or developments regarding News Corporation   and/or Dow Jones.   These forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including, but not limited   to, increased competition; changes in technology and consumer and customer preferences; changes in advertising demand; changes in   expected demand for digital offerings; the impact of the ongoing COVID-19 pandemic; circulation trends; weakness in general global   economic conditions; uncertainty in global political, business or regulatory conditions; unanticipated business disruptions; pricing actions;   changes in relationships with Dow Jones’s signiﬁcant customers and suppliers; increased newsprint and other costs of sales; regulatory   or legal changes, restrictions or actions; and unanticipated expenses such as litigation or legal settlement expenses. More information   regarding these risks and uncertainties and other important factors that could cause actual results to differ materially from those in the   forward-looking statements is contained in News Corporation’s ﬁlings with the Securities and Exchange Commission, including the risk   factors, as they may be amended from time to time, set forth in News Corporation’s Form 10-K, Form 10-Q and Form 8-K reports.      This presentation represents the views of News Corporation and Dow Jones and its and their management as of September 21, 2020, and   neither News Corporation nor Dow Jones undertakes any obligation (and expressly disclaims any obligation) to publicly update or revise   any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Robert Thomson

News Media   31%   Dow Jones   18%   Book Publishing   18%   Sub. Video Services   21%   News Media   53%   Dow Jones   19%   Book Publishing   17%   Sub. Video Services   6%   News Media   5%   Dow Jones   20%   Book Publishing   18%Digital Real Estate   Services   29%   Sub. Video Services   28%   News Media   37%   Dow Jones   18%   Book Publishing   16%   Digital Real Estate   Services   18%   Sub. Video Services   11%   Then and now   FY14 FY20   Revenue   Total   Segment   EBITDA (1)   Note: Percentage ﬁgures based on Total Segment EBITDA excluding Other and Digital Education segments.   Digital Real Estate   Services   5%   Digital Real Estate   Services   12%

Circulation and subscription revenue   Note: News Corp began consolidating Foxtel results in the fourth quarter of ﬁscal 2018.   FY14 FY20   $4m   $3m   +43%   $2.7b   $3.8b

(1) Average monthly unique users for Q4 FY20. Web and app. Monthly unique users of realtor.com®’s web and mobile sites for August 2020 were 92 million. (2) Average monthly unique users for Q4 FY20. Google Analytics. (3) Average monthly unique users for Q4 FY20. Web and app. (4) Average monthly unique   users for Q4 FY20. Web and app. Adobe Analytics.   70 million   uniques (4)   67 million   uniques (3)   178 million   uniques (2)   80 million   uniques (1)

Almar Latour

Who   we are   today   The   opportunities   How we’ll   succeed   THREE THINGS

Video

THREE THINGS   Who   we are   today   The   opportunities   How we’ll   succeed

Truth to good ends“   “

The source of truth and insight   for decision-makers   OUR MISSION

Strong foundation

152m   Record digital audience   Note: Audience volume (internal reported average unique monthly visitors) based on FY20 Q4 ﬁgures

3.8m   Record subscriptions   Note: Subscription volume based on FY20 Q4 ﬁgures

Record digital revenue   Note: Revenues based on FY20 full year.   $1.0b

$160m   Record Risk & Compliance revenue   Note: Source: Approximate total annual revenue for Risk & Compliance in FY20, based on internal reporting.

Record   Recurring revenue   Note: Revenues based on FY20 full year. Recurring revenues from circulation, subscription and other revenue excluding single-copy sales and other one-time revenue as a percentage of total revenue in FY20

Who   we are   today   The   opportunities   How we’ll   succeed   THREE THINGS

MARKET TRENDS   A flight to quality   The most trusted   news brand in the U.S.   Source: Simmons Research News Media Trust Index 2018, Reuters Institute Digital News Report 2020

A flight to quality   MARKET TRENDS   Generational shift   Historic wealth transfer   Citation: The Cerulli Report—U.S. High-Net-Worth and Ultra-High-Net-Worth Markets 2018

A flight to quality   MARKET TRENDS   Source: The Cap Gemini World Wealth Report, 2017   Increased regulation   Generational shift   Increased regulation,   more complex global trade

90 million   Sources: Market Sizing, Aug 2020. Base = 4000n US nationally representative sample   THE OPPORTUNITY   +   (in the U.S. alone)

Who   we are   today   The   opportunities   How we’ll   succeed   THREE THINGS

Scale Connect Accelerate Superskill   HOW WE’LL WIN

Scale   Invest in data and technology   Reach new audiences and markets   Diversify our products   1   2   3

Deepen our customer   engagement   Organize our business around   what our customers need   1   2   3   Connect   Partner to offer valuable   goods and services

Further evolve our digital   operating model   Become lighter, faster and   more flexible   Reimagine our structure   and ways of working   1   2   3   Accelerate

Invest further in top talent   to drive tech advances   Strengthen diversity and   inclusion at every level   Continue building a workforce   that matches our ambition   1   2   3   Superskill

Josh Stinchcomb Advertising   Guy Harrison Dow Jones Risk & Compliance   Christina Van Tassell Financials   Suzi Watford Membership   Matt Murray Journalism   AGENDA   Q&A

Suzi Watford

Serving   members   Digital   first   Growing   membership

Membership is the   engine for growth

Our membership brands

Our membership brands

Serving   members   Digital   first   Growing   membership

We are not a nice to have.   We are essential.

The most widely trusted   newspaper brand   Source: Reuters Institute Digital News Report 2020

Not At All   Trustworthy   Slightly   Trustworthy   Somewhat   Trustworthy   Very   Trustworthy   Completely   Trustworthy   22%   46%   55%   73%   84%   Trust is correlated with   willingness to pay   Source: Politics, Trust & Media 2019 (Dow Jones proprietary research)   Willingness to pay

WSJ is the educated and unbiased news for   me. It’s a source I can share with anyone   without feeling like I have taken a side.   ”   Source: Brand Associations, June 2020

Our journalism is valued.   Our audience is valuable.

98%   Are inspired by Barron's content   to make investment decisions   Source: WSJ | BG Intelligence Group Barron’s Group Study June 2020

We reach more of the C-suite   Sources: GBI 2019 USA, Europe, APAC, Sample size N=11,514 (WSJ and MarketWatch brands); GBI 2019 USA, Sample Size N=1,402 (Barron’s); Reach reﬂects engagement with brands in past 30 days from date of being surveyed.   Global C-suite executives   (thousands)

From the classroom   to the boardroom

2016 2020   56   49   WSJ   membership   is getting   younger    Source: Internal Reporting, Average age of WSJ U.S. subscriber, October 2016-March 2020

Lifetime relationships.   Lifetime revenue.

Serving   members   Digital   first   Growing   membership

 A world-class   digital membership machine

Record digital audience   152m   Source: FY20 Q4 monthly average of total unique visitors across Dow Jones brands owned and operated platforms, based on Adobe Analytics.

Customer-led  dynamic paywall

2015 2016 2017 2018 2019 2020   Dynamic paywall   introduced   Source: Internal Reporting, January 2015-January 2020   Conversion Rate on WSJ   4x increase in onsite conversion

Core content drives sales

FY15 FY20   $421m   $200m   Note: Revenue represents total digital circulation revenue.   More than doubled digital circulation revenue

FY15 FY20   $421m   $200m   Note: Revenue represents total digital circulation revenue.   58%   More than doubled digital circulation revenue   of total   circulation   revenue

Full price   $38.99 a   month    Intro o"er   $19.50 a   month   Full price   $19.99 a   month    Intro o"er   $9.99 a   month   Premium-priced digital membership

Full price   $38.99 a   month    Intro o"er   $19.50 a   month   Full price   $19.99 a   month    Intro o"er   $9.99 a   month   New digital membership testing

Find Attract Convert Engage

Understanding our members

Serving   members   Digital   first   Growing   membership

Our circulation revenue and membership are growing   FY15 FY16 FY17 FY18 FY19 FY20   3.8m   3.3m   3.0m2.8m   2.5m2.4m   $549m   $568m   $595m   $652m   $697m   $740m   Note: Revenue represents total circulation & other revenue. Presented on a 52-week basis. Dow Jones total member subscriptions volume based on June-ending quarterly averages with independent assurance by PricewaterhouseCoopers LLP UK.   Dow Jones total circulation & other revenue Dow Jones total member subscriptions

The platform for growth

90+m 56m 12m   College-educated and   interested in DJ's   core content   The opportunity   US membership   Are currently, or willing   to, pay for news   Likely or Very Likely   Subscribers to DJ   Sources: Market Sizing, Aug 2020. Base = 4000n US nationally representative sample   interest d in Dow ones    rt it :   U.S. e bership   Currently pa ing, or are   willing to pay, for news   Prospects likely or very   likely to subscribe   : Market sizing, based on Dow Jones's propriet ry resea ch, Aug 2020. B se = 4000n U.S. nationally representative sample

A platform as powerful   as the people who use it

Matt Murray

The premier   business news   provider   Standing apart   with fair factual   journalism   Digital   transformation

The world’s definitive source

Travel During Covid: Disney World,   But Empty

The NBA Stops Play and Proves   It Never Was a Bubble

Actionable intelligence

Actionable intelligence

First read   Last word

Facts,   Data,   Information,   Reported analysis

WSJ Opinion

Providing   objective facts and insight

Our growing community

Leading-edge   of digital innovation

1,500+ journalists, in 50+ locations   Note: Employee count as of August 2020

1,000 digital articles   36 videos   41 podcast episodes   4,800 newswires headlines   3 live events   100+ newsletters   6 newspapers   1 Week

5G Can Replace Your Home Internet—   Your Motor-Home Internet, That Is

White House to Target Hospitals for   Uneven Covid-19 Data Reporting

TikTok Deal Talks Are Slowed Over   New China Rules

Innovative   product experiences

Individual-Investor Boom Reshapes   U.S. Stock Market

Impactful journalism

Amazon Has Ceded Control of Its Site. The Result:   Thousands of Banned, Unsafe or Mislabeled Products

Facebook’s Zuckerberg Questioned in   FTC Antitrust Probe

Blood-Testing Firm Theranos   to Dissolve

China Message to U.S.: Crossing ‘Red   Lines’ Could Put Trade Deal at Risk

Morgan Stanley Is Buying E*Trade,   Betting on Smaller Customers

Time of transformation

Invest smartly   in our audiences needs

First read   Last word

Josh Stinchcomb

Digital advertising   momentum

B2B digital ad spend   Source: eMarketer U.S. B2B digital advertising 2020.   20%   21%   CY19 CY20-E CY21-E   $9.03b   $8.14b   $6.64b

A high-quality   audience that   trusts us with   their data   Expanded   digital o"erings   in growth areas   Team of   experts

A high-quality   audience that   trusts us with   their data   Expanded   digital o"erings   in growth areas   Team of   experts

High-quality audiences   80%   U.S. C-Suite   ~90%   #1 in competitive set   $16.9t   Aggregate net worth   #1 in competitive set of   liquid assets $2M+   Inﬂuence $9 of $10 in   total business purchases   #1 in competitive set   Sources: GBI 2019 USA (for "80% U.S. C-Suite") and Spring 2020 Ipsos Aﬄuent Study. Comp set: New York Times, Bloomberg, Washington Post, Forbes, Financial Times, The Economist, Fortune and The Atlantic.

High-value   community segments

A high-quality   audience that   trusts us with   their data   Expanded   digital o"erings   in growth areas   Team of   experts

Traditional Display   Custom & Virtual Events   FY21 FY23   Driven by data and   performance   Driven by creativity   and service   Expanded digital o"erings   Data-driven digital   Traditional display   Custom and virtual events   Source: Current Internal Financial Projections, % of digital advertising revenue FY21-FY23

Custom content   Source: Internal Salesforce Reporting, FY20 versus FY19.   19%   Improved close rate   38%   Improved renewal rate   42%   Increase in multi-year   $1m+ partnerships

Virtual events   Upfront buying   commitment   2x   production   e#ciency   2x   attendee   scale   Source: Internal Salesforce Reporting, Internal Event Data FY21 YTD.

Custom content and event clients

Data-driven and automated   Source: Internal Financial FY20 actuals   68%   Premium programmatic   revenue grew in FY20   147%   Digital ad partnerships   grew in FY20   26%   First-party data   products grew in FY20

First-party data clients

A high-quality   audience that   trusts us with   their data   Expanded   digital o"erings   in growth areas   Team of   experts

Our expertise   Rebalancing   focus   Infusing digital   sales expertise   Diversified,   skilled,   leaner

A category of one

Guy Harrison

Our   growth   story so far   A valuable   business   Where   next?   Our growth   story so far

Our growth   story so far   A valuable   business   Where   next?

We help our customers   manage risk and stay compliant

What we o"er   Data   Adverse Media   Beneficial Ownership   Politically Exposed Persons   Sanctions   Specialist Lists

What we o"er   Software   RiskCenter | Financial Crime    RiskCenter | Third Party   RiskCenter | Trade Compliance

What we o"er   Services   Compliance Training   Due Diligence Research   Managed Services   Professional Services

$0   $50   $100   $150   $200   FY16 FY17 FY18 FY19 FY20   ($m)   ~$160m   20 quarters of double-digit growth   year-over-year   Source: Risk & Compliance year-over-year revenue growth from FY14-FY20, based on internal reporting.

in total annual revenues   Source: Approximate total annual revenue for Risk & Compliance in FY20, based on internal reporting.   $160m

A highly undervalued part of a   highly undervalued company

Our   growth   story so far   A valuable   business   Where   next?   Our growth   story so far

Highest-quality data

Essential products and services   Novartis, Alcon Pay $347 Million   to Settle Bribery Probes

A global customer base   Americas   Asia Paciﬁc   Europe,   Middle East,   Africa   51%   24%   25%   Source: Risk & Compliance revenue distribution by geography for FY20, based on internal reporting.

Long-term contracts are   95% of revenues   Source: Average recurring revenue for Risk & Compliance in FY20, based on internal reporting. Excludes one-time revenue from Due Diligence report sales.

A valuable   business   Where   next?   Our growth   story so far

Regulation   Regulation   Regulation   Regulation   Regulation

Anti-money laundering   Counter-terrorism financing   Sanctions compliance   Anti-bribery and corruption   International trade compliance   Regulation   Regulation   Regulation   Regulation   Regulation

Compliance is going mainstream

From data delivery to   complete compliance   Workflow, Tools   and Analytics   Industry Standards and   other Regulations   Identity, Fraud   and Cyber   Supply Chain and   Operational Risk   Growth business   Data and Content   Financial Crime   (KYC, AML)   Services   Long-term growth   Core focus

Trust-driven   compliance partner

Christina Van Tassell

Extraordinary potential

Diversified   & global   business   Predictable,   profitable &   productive   Investing for   growth

Dow Jones is diversified   AdvertisingCirculation Professional Information Business   Primary revenue streams

>10k total customers   in 162 countries   Customers   4.4k employees   in 36 countries   Employees   We are global   ~3.8m member subscriptions   in 182 countries   Members   Note: Member data based on June-ending quarterly averages, with independent assurance provided by PricewaterhouseCoopers LLP UK. Customer and employee data provided by internal ﬁnance reporting, based on the ﬁscal year ending, June 30, 2020.

Diversified   & global   business   Predictable,   profitable &   productive   Investing for   growth

Continued growth   $1.6b   Total revenue   $236m   Segment EBITDA   15%   Segment EBITDA margin   Note: Results represent the ﬁscal year ending, June 30, 2020.   +13% YoY+3% YoY +1.4 ppts YoY

152m   Digital audience   3.8m   Member subscriptions   $1.0b   Digital revenue   $160m   Risk & Compliance   revenue   Notes: Figures represent results for the ﬁscal year ended June 30th, 2020. Digital audience represents Dow Jones owned & operated properties monthly average unique visitors for the ﬁscal quarter ended June 30th 2020 based on Adobe Analytics. Member subscriptions represent the latest results with independent assurance provided   by PricewaterhouseCoopers LLP UK for the ﬁscal quarter ended June 30th 2020.   Record performance

Revenue is increasingly digital   0%   25%   50%   75%   100%   FY14 FY15 FY16 FY17 FY18 FY19 FY20   Professional Information Business Digital Advertising Digital Circulation & Other Print Advertising Print Circulation Other   27%   9%   12%   29%   21% 19%   12%   28%   28%   10%   48%   Digital   67%   Digital   Note: “Digital Circulation & Other” includes the circulation & other revenue line as reported on the FY20 News Corp form 10-K, as well as the digital portion of the “other” revenue line. “Other” represents the remaining non-digital portion of the “other” revenue line.

FY14 FY15 FY16 FY17 FY18 FY19 FY20   55%   60%   65%   70%   75%   Recurring revenue   75%   Note: Recurring revenue across circulation, subscription and other revenue lines excluding single-copy sales and other one-time revenue   Pe   rc   en   ta   ge   o   f t   ot   al   re   ve   nu   e   Revenue is increasingly predictable

FY18 FY19 FY20   $236m   $208m$193m   Segment EBITDA   15%   margin   13%   margin   +8% YoY +13% YoY   Revenue is increasingly profitable

0%   25%   50%   75%   10   0%   FY14 FY15 FY16 FY17 FY18 FY19 FY20   27%   48%   25%   48%   38%   14%Ru   n   Tr   an   sf   or   m   Gr   ow   Note: The above outlines total Dow Jones capital expenditures.   $49m $59m   Investing more productively

Diversified   & global   business   Predictable,   profitable &   productive   Investing for   growth

Scale Connect Accelerate Superskill

Technology   Product Experience AudiencePlatforms

Content & Data   Journalism Unique sources   & access   Cross-product   opportunities

33k 16k >3m   Global news &   information sources   News items published   per day on average   Proﬁles included in   the database   Note: Factiva and Newswires data from the FY20 News Corp Form 10-K. Risk & Compliance proﬁle data from internal reporting.

People   Upskilling   talent   Diversity &   inclusion   Future   of work Culture

Product Operations Results   Dow Jones equals opportunity

Create value

Thank you

Dow Jones   Investor   Day   September 2020

Production health and safety   Health screenings and   temperature checks   Social distancing   was practiced and   actively monitored   Face coverings worn   throughout, except when   presenting on camera

Appendix

The following table provides the results of the Dow Jones segment for the fiscal years ended June 30, 2020 and 2019 and the fiscal quarters therein.   FY2019 and FY2020 Dow Jones   segment quarterly results